UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 20, 2005

SCHEID VINEYARDS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22857	77-0461833
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

305 Hilltown Road
Salinas, California 93908

(Address of principal executive offices)

Registrant’s telephone number, including area code:
(831) 455-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Item 8.01(a).  On October 20, 2005, Scheid Vineyards Inc. (the “Company”) received a letter from the staff of the Nasdaq Stock Market (“Nasdaq”) stating that based upon information provided and actions taken by the Company, Nasdaq has determined that the Company complies with Nasdaq’s rules regarding a majority independent board of directors, nomination of directors, compensation of officers and audit committee composition as set forth in Marketplace Rules 4350(c)(1), 4350(c)(3), 4350(c)(4) and 4350(c)(d)(2), respectively, and that the matter is now closed.  Accordingly, the Company’s Class A common stock will continue to trade on the Nasdaq Small Cap Market.

Item 9.01.  Financial Statements and Exhibits.

Item 9.01(c)                               Exhibits.

Exhibit No.	Description

99.1	Press release dated October 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 21, 2005

SCHEID VINEYARDS INC.

By:	/s/ Michael S. Thomsen
Michael S. Thomsen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 21, 2005.